Exhibit 99.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of August 25, 2006, by and between NANOPHASE TECHNOLOGIES CORPORATION, a Delaware corporation located at 1319 Marquette Drive, Romeoville, Illinois (the “Company”), and ROHM AND HAAS ELECTRONIC MATERIALS CMP HOLDINGS, INC., a Delaware corporation (the “Purchaser”).
     This Agreement is made pursuant to the Stock Purchase Agreement, dated on or about the date hereof (the “Stock Purchase Agreement”), by and between the Company and Purchaser, pursuant to which the Company is issuing and selling up to 847,918 shares (the “Shares”) of its common stock, US$.01 par value per share (the “Common Stock”) to Purchaser.
     The Shares are being offered and sold to Purchaser without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D, promulgated under the Securities Act. In order to induce Purchaser to enter into the Stock Purchase Agreement, the Company has agreed to provide to Purchaser (and its direct and indirect permitted transferees, if any) the registration rights set forth in this Agreement with respect to the resale of the Shares. The execution and delivery of this Agreement is a condition to the Closing under the Stock Purchase Agreement. Capitalized terms used but not defined herein shall have the meaning provided in the Stock Purchase Agreement.
     In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
SECTION 1
Registration Rights
     1.1. Filing of Form S-3 Resale Registration Statement. The Company shall prepare and, by the fifth business day following the second anniversary of the date hereof, file with the Securities and Exchange Commission (the “SEC” or the “Commission”) a registration statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other appropriate SEC form that is available to the Company (together with any exhibits, pre- and post-effective amendments or supplements thereto, the prospectus forming a part thereof, and any documents incorporated by reference or deemed to be incorporated by reference therein, the “Registration Statement”), with respect to the resale of the Shares, and any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares, and containing (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Schedule A-1. The securities described in the preceding sentence are collectively referred to herein as the “Registrable Securities;” provided, that the term “Registrable Securities” shall not include securities transferred to a person other than a permitted transferee. Notwithstanding the foregoing, the registration obligations of this Section 1.1 shall not apply in the event all Registrable Securities may be resold without restriction or limitation.
     1.2. Effectiveness of Registration Statement. The Company shall, subject to Section 6 hereof, use its commercially reasonable best efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable after the date of filing of the Registration Statement, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act from the date such Registration Statement becomes effective until the earlier of (i) the date on which all Registrable Securities have been resold under such Registration Statement and (ii) the date on which all Registrable Securities may be resold without restriction or limitation (the “Effectiveness Period”). The obligations under this Section will not apply to any delay to the extent caused by Purchaser. The Company shall immediately notify the Holders (as defined in Section 1.3) via facsimile or electronic mail of the effectiveness of the Registration Statement on the same day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of the Registration Statement.

     1.3. Supplements; Amendments. Subject to Section 6 hereof, the Company shall supplement or amend the Registration Statement, (i) as required by Form S-3, including, without limitation, the instructions applicable to Form S-3, or by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the rules and regulations promulgated under the Securities Act or the Exchange Act, respectively, and as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and (ii) to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof. The holders of the Registrable Securities, or their permitted transferees, as appropriate (collectively, the “Holders”), acknowledge or shall acknowledge that they have supplied the information regarding themselves and their plan of resale in the Registration Statement within five (5) business days following receipt of the Registration Statement, and such Holders and their successors and assigns shall promptly notify the Company of any material changes in such information. The Company hereby consents to the lawful use of the prospectus forming a part of the Registration Statement (and each amendment or supplement thereto) by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered thereby.
SECTION 2
Expenses
     The Company shall pay all expenses, fees and costs incurred in connection with its performance under or compliance with this Agreement and the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses reasonably requested by the Holders), fees and disbursements of counsel for the Company, fees and state securities, or “blue sky,” fees and expenses, and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement. The Holders shall pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes applicable to the Registrable Securities sold by such Holder and the fees and expenses of their counsel, if any.
SECTION 3
Registration Procedures
     3.1. Registration. The Company will promptly advise the Holders as to the status of the preparation, filing and effectiveness of the Registration Statement and, at the Company’s expense, will do the following:
     (a) furnish to each Holder a copy of the Registration Statement (including all exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any underwriter for the offering of the Registrable Securities covered thereby for a period of at least five (5) business days, and the Company shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within five (5) business days after the receipt thereof.
     (b) furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration Statement, as each of the Holders or any underwriter for the offering of the Registrable Securities covered thereby, from time to time may reasonably request;

     (c) to the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, provide copies of such document to the Holders, if requested, and make representatives of the Company available for discussion of such document and other customary due diligence matters; and provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;
     (d) make available at reasonable times for inspection by the Holders, and any attorney, accountant, financial adviser or other representative (collectively, “Representatives”) retained by the Holders, subject to the recipient’s prior written agreement to keep such information confidential and not use or disclose it, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors, employees, accountants and other representatives of the Company to supply all information reasonably requested by the Holders or their respective Representatives in connection with the preparation, filing and effectiveness of the Registration Statement;
     (e) use its commercially reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or “blue sky,” laws of such States of the United States of America, including the resale thereof, where required and where an exemption is not available and as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification (or exemption therefrom) in effect for so long as the Registration Statement is required to be effective hereunder, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the securities to be sold by the Holders in such jurisdictions, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;
     (f) use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered or qualified with or approved by all other applicable Governmental Authorities as may be necessary, in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities, to enable the Holders thereof the consummate the disposition of such Registrable Securities;
     (g) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the occurrence of any event or the passage of time as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes (by incorporation by reference or otherwise) an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (C) additional information, (iv) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and respond as promptly as reasonably possible, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such registration statement and prospectus, and, in the event of a stop order, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;
     (h) if reasonably requested by any Holder or if required by law or SEC or other applicable rule or regulation, promptly incorporate in the Registration Statement such appropriate information as the Holder may reasonably request to have included therein by filing a Form 8-K, or filing a supplement to the prospectus, to reflect any change in the information regarding the Holder, and make all required filings with the Commission in respect of any offer or sale of Registrable Securities or any amendment or supplement to the Registration Statement or related prospectus;
     (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder and to provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;
     (j) use its commercially reasonable best efforts to cause all Registrable Securities included in the Registration Statement to be listed on Nasdaq and each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange or Nasdaq, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded;
     (k) cooperate with each seller of Registrable Securities and their respective counsel, including without limitation by entering into and performing customary agreements and facilitating the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold; and
     (l) in the event of an underwritten offering pursuant to a Registration Statement, the Company shall not make any short sale of, loan, grant any option (other than pursuant to the Company’s equity compensation and stock option plans as may be in effect from time to time) for the purchase of or effect any public sale or distribution of any of its equity securities (or any security convertible into or exchangeable or exercisable for any of the Company’s equity securities) during the 10 business days prior to, and during the time period reasonably requested by the sole or lead managing underwriter not to exceed 90 days beginning on, the effective date of such Registration Statement and the date of any prospectus or prospectus supplement filed in connection therewith.
SECTION 4
Indemnification
     4.1. Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless:
     (a) each of the Holders, as applicable,
     (b) each of the Holder’s officers, directors, agents, representatives, members and partners, and

     (c) each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a “Person”) controlling each of the Holders within the meaning of SEC Rule 405 under the Securities Act, with respect to the Registration Statement, against all expenses (including reasonable attorneys’ fees), claims, losses, damages and liabilities (or actions, investigations or proceedings in respect thereof) (collectively, a “Claim”), as incurred, arising out of or based on any actual or alleged untrue statement of a material fact, or any omission of a material fact required to be stated therein or necessary in order to make the statements included therein not misleading, contained in the Registration Statement, any prospectus or other offering document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance; any violation or alleged violation by the Company of the Securities Act or the Exchange Act or any other laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with such registration, qualification or compliance; and any violation of this Agreement by the Company or its representatives, and will reimburse each of the Holders, each of its officers, directors, agents, representatives, members and partners, and each Person controlling each of the Holders, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person or entity set forth in subsections (a) through (c) above. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person who may be entitled to indemnification pursuant to this Section 6 and shall survive the transfer of securities by such holder or underwriter.
     4.2. Indemnification by the Holders. Each of the Holders will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, indemnify and hold harmless the Company, each of its directors and officers, and each Person who “controls” the Company within the meaning of SEC Rule 405 under the Securities Act, against all Claims (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based on any untrue statement of a material fact, or any omission or a material fact required to be stated therein or necessary in order to make the statement included or incorporated therein not misleading, contained in the Registration Statement, prospectus, or other offering document made by or on behalf of such Holder, and will reimburse the Company, its directors, officers, partners, members or control Persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement or omission is made in the Registration Statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or its authorized agent and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.
     4.3. Procedures. Each party entitled to indemnification under this Agreement (each, an “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense (unless (A) the indemnifying party has agreed in writing to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or (C) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent (but only to the extent) the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which (1) does not include an unconditional release of the Indemnified Party from all liability in respect to such Claim, (2) includes an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, or (3) provides for any action on the part of any party other than the payment of money damages which is to be paid in full by the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.
     4.4. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions, statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. For purposes of clarity, the Company will not be liable in any such case to the extent that any such Claim (i) arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein; or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in Section 4.1(a) through 4.1(c) above. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether any action in question or the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission, and provided that each Holder shall not be required to contribute, in the aggregate, more than the net proceeds received by the Holders from the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation or any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The amount paid or payable by a party as a result of any Claim shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 4.4.
SECTION 5
Provision of Information by the Holders
     Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required or advisable in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders agrees that the plan of distribution included in any prospectus relating to the Registrable Securities shall be as set forth on Schedule A-1 hereto and that such Holder will not resell any Registrable Securities pursuant to the Registration Statement in any manner other than as provided therein or herein. The Purchaser will confirm promptly by delivery of a signed copy of Schedule A-2, the sale of any Shares pursuant to Rule 144 or the Registration Statement. If any registration statement or comparable statement under “blue sky” laws refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and the Company, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company and (ii) in the event that such reference to such holder by name or otherwise is not in the reasonable judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such holder.
SECTION 6
Holdback; Postponement
     Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding the Company which the Company’s Board of Directors reasonably and in good faith determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) available to the Company which the Company’s Board of Directors reasonably and in good faith determines not to be in the Company’s best interest to disclose, then the Company may (upon not less than two trading days prior written notice by same day delivery of fax or hand delivery) postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 45 days, provided that the Company may not postpone or suspend filing or effectiveness of a registration statement for more than 90 days in the aggregate during any 365-day period and there shall be an aggregate of not more than two (2) suspensions during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive 45 day periods arising out of the same set of facts, circumstances or transactions.
SECTION 7
Rule 144 Reporting, Etc.
     7.1. SEC Reporting Compliance.
     (a) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, until all of the Registrable Securities have been sold pursuant to the Registration Statement, the Company will:
     (i) make and keep “current public information” regarding the Company available, as defined in Commission Rule 144(c) under the Securities Act;
     (ii) use its commercially reasonable best efforts to file with the Commission in a timely manner all SEC Reports and other filings and documents required of the Company under the Securities Act and the Exchange Act and otherwise; and
     (iii) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with SEC Rule 144(c), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.
     (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instruction to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.
     7.2. Stock Purchase Agreement Covenants. The Company will comply with its covenants under Section 4 of the Stock Purchase Agreement, which are incorporated herein by this reference.

SECTION 8
Miscellaneous
     8.1. Assignment. Each Holder may assign its rights set forth herein, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Stock Purchase Agreement, which transferee, upon registration on the Company’s or its transfer agent’s books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of Purchaser shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of and entitled to all rights of “Purchaser” under this Agreement and the Stock Purchase Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the holders of a majority of the then-outstanding Registrable Securities.
     8.2. Section Headings. The titles and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.
     8.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any of the other Agreements (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Wilmington, Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Agreements), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury.
     8.4. Notices.
     (a) All communications under this Agreement shall be in writing and shall be delivered by facsimile, by hand, by reliable overnight delivery service such as UPS or FedEx or by registered or certified mail, postage prepaid:
     (i) if to the Company, to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Facsimile: (630) 771-0825, Attention: Joseph Cross, or at such other address as it may have furnished in writing to Purchaser;
     (ii) if to Purchaser, at the addresses listed on Schedule 1 hereto, or at such other addresses as may have been furnished the Company in writing; if to any other Holder of any Registrable Securities, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company.

     (b) Any notice so addressed shall be deemed to be given (i) if delivered by hand, on the date of such delivery, (ii) if sent by reliable overnight delivery service such as UPS or FedEx, on the first business day following the date of delivery to such service for overnight delivery, (iii) if delivered by facsimile, on the date of such facsimile, or (iv) if mailed by registered or certified mail, on the third business day after the date of such mailing.
     8.5. Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. No other person is intended to or shall have any rights or remedies hereunder, whether as a third part beneficiary or otherwise.
     8.6. Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original and all of which shall be one and the same agreement. Any signature that is delivered by facsimile signature page or portable document format shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.
     8.7. Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate or requirement to post bond or other security.
     8.8. Severability. In the event that any provision contained herein is unenforceable, the remaining provisions shall continue in full force and effect and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.
     8.9. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any wavier of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.
     8.10. Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
     8.11. Entire Agreement; Amendment. This Agreement and the Stock Purchase Agreement and the other documents contemplated therein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior understandings, written or otherwise, among such parties. This Agreement may be amended only in a writing signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.
     8.12. No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement.
     8.13. Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose..
     8.14. Further Assurances. Each party hereto shall use its commercially reasonably best efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the day and year first set forth above.

Rohm and Haas Electronic Materials CMP Holdings, Inc.

By: Its:	/s/ NICHOLAS A. GUTWEIN NICHOLAS A. GUTWEIN
President

Nanophase Technologies Corporation

By: Its:	/s/ JOSEPH CROSS JOSEPH CROSS
President and CEO

SCHEDULE A-1
Plan of Distribution
     Any or all of the shares offered by the selling stockholders may be offered for sale and sold by, or on behalf of, the selling stockholders from time to time in varying amounts, by any method permitted by law, including in block transactions, on the Nasdaq Stock Market, or the over-the-counter market, in privately negotiated transactions, though put or call options transactions relating to the shares, through short sales, or a combination of such methods of sale, at prices prevailing in such market or as may be negotiated at the time of the sale. The shares may be sold by the selling stockholders directly to one or more purchasers, through agents designated from time to time or to or through broker-dealers designated from time to time. In the event the shares are publicly offered through broker-dealers or agents, the selling stockholders may enter into agreements with respect thereto. Such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders, and any such broker-dealers or agents that participate in the distribution of the shares may be deemed to be underwriters within the meaning of the Securities Act, and any profit on the sale of the shares by them and any discounts and commissions might be deemed to be underwriting discounts or commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling stockholders, to the extent required, a prospectus supplement will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the selling stockholders.
     As used herein, “selling stockholders” includes donees and pledgees selling shares received from a named selling shareholder after the date of this prospectus.
     Selling stockholders also may resell all or a portion of the shares in open market transactions in reliance on Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of such rule.
     In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the selling stockholders in compliance with other applicable state securities laws and regulations.

SCHEDULE A-2
Purchaser’s Certificate of Subsequent Sale1
     The undersigned, an officer of, or other person duly authorized by the Purchaser named below hereby certifies to the Company, as defined in the Registration Rights Agreement, dated as of August ___, 2006 (the “Agreement”) that he/she (said institution) is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                      ___, 20___ in accordance with:
(i)	Registration Statement number , in the manner indicated under “Plan of Distribution” in the current prospectus and has delivered a current prospectus, or

(ii)	Pursuant to the applicable requirements of Rule 144 of the Securities Act of 1933, as amended, in which case, a copy of Form 144 as filed with the Securities and Exchange Commission, together with the representation letter of the undersigned and the broker’s representation letter are enclosed.
Print or Type:
     Name of Purchaser (Individual Institution):
     Name of Individual Representing Purchaser (if an Institution):

Title:

Confirmed by the undersigned thereunto duly authorized:

Purchaser Name

By:

Name:
Title:

[1]	All capitalized terms used but not defined herein shall have the meanings provided in the Agreement.

SCHEDULE 1
Purchaser’s Notice Address
ROHM AND HAAS ELECTRONIC MATERIALS CMP HOLDINGS, INC.
451 Bellevue Road
Newark, Delaware 19713
Attention: Legal Affairs
Facsimile: (302) 283-2144